UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 23, 2005

Pacific Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	313345	68-0490580
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5900 Cherry Avenue

Long Beach, CA 90805-4408

(Address of Principal Executive Offices)

(562) 728-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indenture

On September 23, 2005, Pacific Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), as issuer, its wholly-owned subsidiary Pacific Energy Finance Corporation, as co-issuer (“Finance Corp.”, and together with the Partnership, the “Issuers”), and certain of the Partnership's wholly-owned subsidiaries at the time of the offering, as guarantors (the “Guarantors”), entered into an Indenture (the “Indenture”) with Wells Fargo Bank, National Association as trustee (the “Trustee”) in connection with the issuance of $175,000,000 aggregate principal amount of 6.25% Senior Notes due 2015 (the “Notes”).  See Item 2.03 below which describes the material terms of the Indenture and which is incorporated by reference into this item in its entirety.  The Indenture is attached as Exhibit 4.1 to this report and is incorporated by reference into this report in its entirety.

Notes

On September 23, 2005, the Issuers delivered the Notes.  See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety.  The form of the note delivered by the Issuers is included in Exhibit 4.1 to this report and is incorporated by reference into this report in its entirety.

Registration Rights Agreement

On September 23, 2005, the Issuers and the initial purchasers of the Notes (the “Initial Purchasers”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act of 1933 (the “Securities Act”).  See the description of the material terms of the Registration Rights Agreement in Item 2.03 below which is incorporated by reference into this item in its entirety.  The Registration Rights Agreement is attached as Exhibit 4.3 to this report and is incorporated by reference into this report in its entirety.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 23, 2005, pursuant to the Purchase Agreement with the Initial Purchasers previously described by the Partnership in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2005, the Issuers sold the Notes to the Initial Purchasers at an offering price of 99.544% of the aggregate principal amount of $175 million plus accrued interest, if any, from September 23, 2005, less a customary discount to the Initial Purchasers.  The offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144(A) under the Securities Act, and outside the United States in compliance with Regulation S under the Securities Act.

The terms of the Notes are governed by the Indenture.  The Indenture contains affirmative and negative covenants that, among other things, limit the ability of the Issuers and the Guarantors to incur indebtedness, make distributions to the Partnership’s unitholders or make other restricted payments, engage in sale and leaseback transactions, effect a consolidation, merger or sale, lease or other conveyance of any of their respective assets and create liens on any of their respective assets.  The Indenture also contains customary events of default, upon which the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.

The Notes are general unsecured obligations of the Issuers and the Guarantors, and rank equally with all of the Issuers’ and the Guarantors’ existing and future senior unsecured indebtedness, and are effectively subordinated to all of the Issuers’ and the Guarantors’ existing and future secured indebtedness.

The Notes bear interest payable semi-annually in arrears on March 15 and September 15 of each year, starting on March 15, 2006.  The Notes mature on September 15, 2015.

At any time prior to September 15, 2008, the Partnership may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 106.25% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, if at least 65% of the aggregate principal amount of the notes issued under the Indenture remain outstanding after such redemption and the redemption occurs within 120 days of the date of the closing of such equity offering.  At any time prior to September 15, 2010, the Partnership may redeem some or all of the Notes at a price equal to 100% of the principal amount, plus a make-whole premium and accrued and unpaid interest, if any, to the date of redemption. On or after September 15, 2010, the Partnership may redeem the Notes, in whole or in part, at the redemption prices set forth below (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the date of redemption:

Year	Percentage
2010	103.125%
2011	102.083%
2012	101.042%
2013 and thereafter	100.000%

Additionally, the Partnership may be required to offer to purchase the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, in the event of a change of control.

If the Issuers have not consummated the acquisition of at least two of the three asset packages that comprise the refined products and crude oil terminal and pipeline assets of three subsidiaries of Valero L.P., Support Terminals Operating Partnership, L.P., Kaneb Pipe Line Operating Partnership, L.P., and Shore Terminals LLC (the “Sellers”) pursuant to the Sale and Purchase Agreement dated July 1, 2005 with the Sellers, on or before the day that is 120 days after the closing of the Notes, then the Issuers must redeem all of the Notes at a redemption price equal to 99.545% of the principal amount of the notes, plus accrued and unpaid interest.

In connection with the offering of the Notes, the Issuers also entered into the Registration Rights Agreement with the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Issuers agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for resale of the Notes. The Issuers are required to: (i) file a registration statement (the “Registration Statement”) within 90 days after the issue date of the Notes; (ii) use commercially reasonable efforts to cause such Registration Statement to become effective within 270 days after the issue date of the Notes; (iii) as soon as practicable after the effectiveness of the Registration Statement offer the exchange notes in exchange for the Notes and (iv) keep the registered exchange offer open for not less than 30 days after the date notice of the registered exchange offer is mailed to the holders of the Notes. If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, they will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Statements.

Not applicable.

(c)           Exhibits.

4.1	Indenture, dated September 23, 2005, among the Issuers, the Guarantors and the Trustee
4.2	Form of 6.25% Senior Note due 2015 (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto).
4.3	Registration Rights Agreement, dated September 23, 2005, among the Issuers and the Initial Purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

By:	PACIFIC ENERGY GP, LP
its General Partner

By:	PACIFIC ENERGY MANAGEMENT LLC,
its General Partner

By:	/s/ GERALD A. TYWONIUK
Gerald A. Tywoniuk
Senior Vice President and Chief Financial Officer

Date: September 28, 2005

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated September 23, 2005, among the Issuers, the Guarantors and the Trustee
4.2	Form of 6.25% Senior Note due 2015 (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto).
4.3	Registration Rights Agreement, dated September 23, 2005, among the Issuers and the Initial Purchasers